SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 26, 2010

Littlefield Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-24805	74-2723809
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2501 North Lamar Boulevard
Austin, Texas 78705
(Address of principal executive office)
Issuer's telephone number:  (512) 476-5141

Section 8                      Other Events

Item 8.01.                      Other Events

On January 26, 2010, Littlefield Corporation (OTCBB:  LTFD), completed the acquisition of a new bingo hall in South Carolina.  Attached Exhibit 99.1 is a press release describing the acquisition.

Section 9                      Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits

Exhibit 99.1                      Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2010	Littlefield Corporation /s/ Richard S. Chilinski
	By:	Richard S. Chilinski
	Title:	Chief Financial Officer